SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

J. ALEXANDER’S CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	1-8766	62-0854056

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 24300, 3401 West End Avenue, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 269-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Condition.” On April 23, 2003, J. Alexander’s Corporation issued a press release announcing its first quarter earnings results, the text of which is set forth in Exhibit 99.1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 23, 2003	J. ALEXANDER’S CORPORATION

	By:	/s/ R. Gregory Lewis

R. Gregory Lewis Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release issued by J. Alexander’s Corporation dated April 23, 2003